Deutsche Bank High Yield Conference

October 6, 2004

Safe Harbor Statement

Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where
possible, the words "believe," "expect," “will,” "anticipate," "should," "planned," "estimated,” “projected,” “forecasted”
(or the symbols “E” “G” or “P”), "potential," "goal," "outlook," and similar expressions, as they relate to R.H.
Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements.  Such risks, uncertainties and contingencies are described in detail in Management’s Discussion and Analysis of Financial
Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December
31, 2003, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations;
(2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) our ability to successfully integrate the business recently acquired from SBC; (6) reliance on and extension of credit to small- and medium-sized businesses; (7) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts; (8) general economic conditions and consumer sentiment in our markets; and (9) fluctuations in the price and availability of paper.

During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our
Current Report on 8-K disclosing 2002 adjusted pro forma results filed with the SEC on July 23, 2003, and our
Current Report on 8-K discussing non-GAAP financial measures filed with the SEC on May 2, 2003, each of which is available on our web site under “Investor Information,” “SEC Filings.”

Company Overview

SBC
SMART YellowPages
CHICAGO CONSUMER
MORTGAGES
LOW RATES

Sprint
Las Vegas
www.bestredyp.com

RHDonnelley

Overview of R.H. Donnelley

Established 1886

Fifth largest U.S. directory publisher

19 States

260 Sprint   brand directories with a total
circulation of 18 million and 160,000 local
advertisers

50-year exclusive license to publish Sprint
directories with Sprint or its successor

129 SBC    brand directories in Illinois and
Northwest Indiana with total circulation of
10 million and 100,000 local advertisers

50-year exclusive license to publish SBC
directories and 5-year exclusive agreement
to sell local advertising onto
SMARTpages.com in Illinois and Northwest
Indiana.

(1)     Provided to Sprint- and SBC-branded directories published by RHD.

R.H. Donnelley
Corporation

R.H. Donnelley Inc.

Sprint-Branded
Directories

SBC-Branded
Directories

Directory Services(1)
 (Publishing & IT)

Publicly-Traded Holding Company

Principal Operating Subsidiary

Issuer of All Debt

$2.6 billion Senior Facilities

$925 million High Yield Debt

Organization Structure

Management Team

20 years yellow
pages, 20 years at
RHD

VP, Marketing

Michael R. Boyce

28 years (8 years
yellow pages), 8 years
at RHD

VP, Publishing & IT

George F. Bednarz

30 years yellow
pages, 9 years at RHD

SVP & President,
Donnelley Media

Peter J. McDonald

22 years finance,
2 years at RHD

SVP & Chief
Financial Officer

Steven M. Blondy

24 years yellow
pages, 17 years at
RHD

Chairman & Chief
Executive Officer

David C. Swanson

Business Overview

RHD is a leader in the “directional media” industry

Allows for leveraging of data across multiple platforms to create new growth opportunities

Print
Yellow
Pages

Internet
Yellow Pages

Digital Cable

Electronic and
Human Search Assistance

Wireless
Search

PDAs

Directional Media

Value Proposition

Where people go to find the seller of products and services
they are ready to purchase

Essential for people ready to buy

High volume

High quality prospects

Exceptional conversion rate/return on investment for
advertisers

Critical medium for SME advertisers

Presence in Attractive Markets

RHD’s diverse markets have attractive demographic and growth characteristics.  Top 10 Sprint-branded markets exceed national averages based on key drivers

Source:  Woods & Poole.

1993–2003

2003–2013E

1993–2003

2003–2013E

1993–2003

2003–2013E

Population CAGR

Personal Income CAGR

Retail Sales CAGR

Sprint-Branded

Las Vegas, NV

5.4%

2.6%

7.0%

3.9%

8.0%

3.6%

Orlando, FL

2.8

2.1

4.7

3.3

5.4

3.1

Ft. Myers, FL

2.8

2.1

4.0

3.3

4.7

3.1

Naples, FL

4.4

2.3

5.9

3.8

6.6

3.2

Tallahassee, FL

1.4

1.5

3.5

2.8

3.8

2.6

Ocala, FL

2.5

1.4

4.3

2.6

5.1

2.4

Fayetteville, NC

0.6

1.0

2.2

2.2

3.1

1.9

Ft. Walton, FL

1.3

1.7

3.5

2.9

4.3

2.7

Charlottesville, VA

1.8

1.4

3.7

2.3

4.0

2.3

Punta Gorda, FL

2.4

2.8

4.2

4.1

4.6

3.8

Average:  Top 10 Sprint

2.5%

1.9%

4.3%

3.1%

5.0%

2.9%

SBC-Branded

Chicago Market

1.0%

0.7%

3.2%

1.9%

3.3%

1.7%

US National Average

1.1%

1.0%

3.3%

2.1%

3.7%

2.0%

Sprint-Branded Directories

Diversified Customer Base

SBC-Branded Directories

No single heading represents more than 6% of revenues

No single customer accounts for more than 0.3% of revenues

Attorneys

5.6%

Insurance

2.8

Dentists

2.2

Air Conditioning Contractors

1.6

Plumbing Contractors

1.5

Physicians and Surgeons

1.4

Automobile Repair and Service

1.1

Restaurants

1.1

Auto Dealers—New Cars

1.1

Storage—Household and Commercial

1.1

19.5%

% of Gross

% of Gross

Heading

Revenue

Heading

Revenue

Attorneys

5.1%

Physicians and Surgeons

4.0

Insurance

3.4

Dentists

2.3

Plumbing Contractors

2.3

Automobile Dealers—New Cars

1.9

Roofing Contractors

1.6

Movers

1.5

Storage—Household and Commercial

1.4

Automobile Repair and Service

1.3

24.8%

Internet Yellow Pages Product

Sprint Markets

SBC Markets

Launched first city guide and online yellow pages in Las Vegas in July 2003
(www.bestredyp.com)

Operating in over 40 markets; 50 markets by year-end

Strong acceptance rate (40%+) from current customer base

Bundled with the print product—minimizes cannibalization

Extended the local portal and “look and feel” IYP strategy similar to what is deployed in Sprint markets

13 directories are ready to go live; 60 planned by year-end

Exclusive right to sell local IYP advertising for SMARTpages.com in Illinois and
Northwest Indiana for 5 years.  Can also sell certain other IYP products.

SBC Transaction

Overview of SBC Transaction

The acquisition of SBC’s directory publishing business in Illinois and
Northwest Indiana completed the transformation of RHD into a directional media company and owner-operator of yellow pages directories

On September 1, 2004, RHD completed the acquisition of SBC’s directory publishing business in Illinois and Northwest Indiana (the “Acquisition”), including SBC’s 50% interest in the
DonTech partnership (other 50% owned by RHD)

129 SBC-branded telephone directories

Net cash purchase price of $1.42 billion(1)

Incremental EBITDA of approximately $171 million to RHD associated with the Acquisition

Provides RHD with the benefits of incumbent SBC branding and strong market positions in
Illinois and Northwest Indiana

50-year publishing, trademark and non-compete agreements with SBC or its successors

5-year agreement with SBC under which RHD will exclusively sell local advertising onto
SMARTpages.com in Illinois and Northwest Indiana

Acquisition financed through an increase in our senior credit facilities

Transaction provides for a full tax basis step-up

Approximately $30 million in annual cash flow benefit

related to DonTech and working capital adjustments.

(1)     Gross purchase price of $1.45 billion less approximately $30.0 million liquidation preference

Strategic Rationale

Attractive asset and a unique opportunity for RHD

Incumbent publisher with well-recognized SBC brand

Chicago is the 3rd largest media market; RHD has 100+ years history in the market

Significantly expands RHD’s footprint

Capitalizes on RHD management’s core competencies

Deep and experienced management

Opportunities to improve performance of business

Simplifies corporate and operating structure to maximize performance

Improves decision-making process

Leverages RHD’s existing operating platform and management team

Clarifies RHD’s financial presentation

Attractive purchase price with substantial free cash flow accretion

8.3x purchase price multiple of 2004E incremental EBITDA

Attractive equity returns through future deleveraging

Annual cash flow benefit from tax step-up

Accelerates RHD’s IYP strategy through partnership with SBC’s SMARTpages

Exclusive right to market SMARTpages in Chicagoland for 5 years

Preferred provider for future electronic directories

Successfully completes RHD’s transformation from sales agent to publisher

Pro Forma Company Snapshot

The acquisition significantly enhances RHD’s scale and reach

RHD

Acquired
Business

Pro Forma

Combined

States

18

IL, IN

19

Directories

260

129

389

Annual Circulation

18 million

10 million

28 million

Total Advertisers

160,000

100,000

260,000

Industry Overview

$12.9

$9.8

$9.5

$10.2

$14.0

$12.1

$11.4

$10.7

$9.3

$9.2

$8.9

$18.8

$17.8

$16.9

$16.1

$15.4

$14.9

$14.7

0

4

8

12

16

20

$24

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Consistent Growth

US Directories Advertising Revenue

The yellow pages industry is characterized by steady and consistent growth with domestic directory revenues having increased at a 4.9%
CAGR over the last five years and forecasting growth of 5.1% from
2003 to 2007

Year-over-
Year Growth

7.2%

3.4%

1.1%

2.2%

3.2%

4.1%

4.9%

5.8%

6.3%

6.4%

7.8%

5.2%

1.1%

3.8%

4.5%

5.0%

5.2%

5.4%

Source:  Veronis Suhler Stevenson Communications Industry Forecast 1997 and 2003.

1998–2003 CAGR:  4.9%

2003–2007 CAGR:  5.1

Industry
Revenues

($ in billions)

Impact of Yellow Pages Advertising

% of Active Buyers Influenced by Ads

% of Active Shoppers Using Yellow Pages

26.9%

23.7%

25.7%

28.3%

28.6%

25.7%

0

5

10

15

20

25

30

35%

1996

1999

2001

2002

2003

2004

5.4%

6.2%

6.9%

10.1%

11.0%

12.8%

20.1%

20.3%

26.9%

0

5

10

15

20

25

30%

YP

Direct Mail

Newpapers

Online

TV

Coupons

Catalogs

Magazines

Radio

Source:    TNS 2004 Media Impact Study.

5.0%

6.0%

8.0%

9.0%

9.0%

17.0%

20.0%

25.0%

0

10

20

30

40%

Yellow
Pages

Newspapers

Direct
Mail

Online

Television

Coupons

Catalog

Radio

$9

$16

$19

$33

$37

$51

0

20

40

60

$80

Yellow
Pages

Internet

Newspapers

Web

Magazines

Television

Strong Value Proposition

(1)

Source:  NFO Media Impact 2002.

(2)

Source:  CRM Associates.

Media Used to Influence Purchasing Decisions(1)

Average Sales Return On Investment(2)

Cost Per Buyer Influenced(2)

$66

$57

$29

$19

$9

$5

0

20

40

60

$80

Internet

Yellow
Pages

Newspapers

Magazines

Radio

Television

Source:  CRM Associates Yellow Pages Trends and Opportunities 2002.

Yellow Pages as Directional Media

Relevant—references are initiated by consumer;  permission explicit

Decision-Impacting—“point of sale advertising”—58% are shopping;
69% view ads

Recent—last chance to impact shopping decision

Ready-to-buy—89% of those who use the yellow pages make or
intend to make a purchase

Way to Reach Your Best Customers—yellow pages users spend 25%
more

Good for Your Business—typical SME makes over 340 sales per year per display ad.  54% are new customers

Competitive with Other Media—cost per buyer influenced less than other media—migrates well to digital environment

Incumbent Competitive Advantage

Indicative Market Share

Incumbent Competitive Advantages

Telco-Affiliates

Independent Publishers

Indicative EBITDA Margins

Independent
Publishers
10%

Incumbent
Publishers
90%

Source:    SIMBA Information.

“Official” telephone book

High brand recognition

Broader distribution

More accurate and robust content

Greater consumer retention

Higher usage

50%+

15%–25%

Strong Advertiser Base
and High Recurring Revenue Streams

Sources of YP Advertising Revenue

Source:  YPIMA, 2002 Industry Forecast (January 2002); Yellow Page Publishers, 2000 Benchmarking Study.

90% Recurring Annual Revenue

Growth From
Existing Accounts
12%

Renewed Revenue
From Existing Accounts
80%

New Business
Accounts
8%

Strong Advertiser Base

Dominated by SMEs

Local establishments (15% revenues are national)

Service industries

Limited marketing resources

High recurring revenue

High customer retention

Primary or only advertising vehicle for
many small and medium-sized
businesses

Financial Overview and Investment
Thesis

Historical & Projected Financial Performance

Notes:

(1) As adjusted results.

(2) Pro forma for SBC transaction assuming 1/1/04 close.

$ millions

Fiscal Year Ending December 31,

2002

2003 (1)

PF 2004 (2)

Net Revenue

73.8

572.3

1,033.3

Pre-Partnership EBITDA

15.0

296.8

586.0

Margin %

20.3%

51.9%

56.7%

Partnership and JV Income

136.9

114.1

-

Total EBITDA

151.9

410.9

586.0

Margin %

N/M

71.8%

56.7%

Capitalization

($ in millions)

(1)

Based on pro forma 2004 EBITDA of $586.0 million.

(2)

Total commitment of $175.0 million (increased from $125.0 million).

(3)

In connection with the Acquisition, the existing 8 7/8% Senior Notes due 2010 were granted security in the collateral securing the Senior Facilities.

(4)

Reflects estimated value upon conversion into common stock.

(5)

Based on 31.194 million shares outstanding and share price of $49.36 as of September 30, 2004.

Multiple of
EBITDA (1)

6/30/04

9/30/04

% of Total

Cash and Equivalents

10.6

$

1.0

$

-

-

Revolver (2)

-

30.3

0.6%

0.1x

Term Loan A

99.5

592.7

11.5%

1.0x

Term Loan B

918.2

1,644.8

31.9%

2.8x

8 7/8% Senior Secured Notes Due 2010 (3)

325.0

325.0

6.3%

0.6x

Total Senior Debt

1,342.7

2,592.8

50.2%

4.4x

10 7/8% Senior Subordinated Notes Due 2012

600.0

600.0

11.6%

1.0x

Total Debt

1,942.7

3,192.8

61.8%

5.4x

Convertible Preferred Stock (4)

432.1

432.1

8.4%

0.7x

Market Value of Common Equity (5)

1,364.4

1,539.7

29.8%

2.6x

Total Enterprise Value

3,728.6

$

5,163.6

$

100.0%

8.8x

History of Shareholder Value Creation

RHD stock has significantly outperformed the S&P 500 and
Russell 2000

RHD up 215.9%

Russell 2000 up 24.6%

S&P 500 down 3.0%

R.H. Donnelley Corporation Stock Price vs. Russell 2000 and S&P 500

for the period July 1, 1998 - September 30, 2004

(indexed)

65.0

115.0

165.0

215.0

265.0

315.0

Indexed
Price

7/1/1998

12/31/1998

6/30/1999

12/31/2000

6/30/2000

12/31/2000

6/29/2001

12/31/2001

6/28/2002

12/31/2002

6/30/2003

12/31/2003

65.0

115.0

165.0

215.0

265.0

315.0

Cash Conversion: Favorable to Other Media

Source:  Deutsche Bank Securities Inc.  Based on 2004 projections.

Estimated Margin: EBITDA minus CapEx

54%

37%

35%

31%

22%

Directories

Radio

Outdoor

Broadcast TV

Newspapers

EBITDA Valuation: Favorable to Other Media

Source:  Credit Suisse First Boston.  Based on 2004 estimates as of September 2004.

* RHD share price as of September 30, 2004.

15.6x

14.0x

13.3x

10.8x

10.2x

8.8x

Outdoor

Radio

Diverse Media

Publishing

TV

R.H. Donnelley*

TEV / EBITDA

Favorable Free Cash Flow Multiples

Cash is a Fact

30.6x

19.2x

17.7x

16.2x

13.3x

6.4x

Diverse Media

Publishing

Outdoor

Radio

TV

R.H. Donnelley*

Equity / FCF

Source:  Credit Suisse First Boston.  Based on 2004 estimates as of September 2004.

* RHD share price as of September 30, 2004.  Based on 2004E Free Cash Flow of $327 million, reflecting a 9/1/04 close.

  See Appendix.

Credit Highlights

Recent strategic acquisition

Proven management track record

Strong and improving credit profile

Strong operating performance

Leading incumbent market positions

Attractive markets

Positive industry fundamentals

Investment Value Proposition

Essential resource for people ready to buy

Critical medium for SME advertisers

Solid fundamental value proposition

Visible recurring revenue and loyal customers

Stable growth and high margins

Exceptional conversion of profit to FCF

Powerful combination of operating and financial leverage

Appendix

Reconciliation of Non-GAAP Measures

Amounts in millions

2003A

Reconciliation of publication sales for Sprint-branded directories to adjusted net revenue

Sprint-branded publication sales in the period

548.2

$

Less publication sales for January 2003 Sprint-branded directories that were not recognized as revenue due to purchase accounting

(102.4)

Less Sprint-branded publication sales not recognized as revenue in current period

(214.3)

Net directory advertising revenue

231.5

Pre-press publishing revenue

20.6

Other revenue

4.3

Net revenue - GAAP

256.4

Plus net revenue that would have been reported for Sprint-branded publication sales made prior to SPA acquisition plus all January 2003 Sprint-branded published directories absent purchase accounting

315.9

Net revenue - Adjusted

572.3

$

2003A

Reconciliation of publication sales for SBC directories for

which DonTech sells advertising to partnership income

Publication sales in the period

402.4

$

Less the value of contracts executed and reported as calendar sales in prior periods

(142.2)

Plus the value of contracts executed during the period to be reported as publication sales in future periods

134.7

Calendar sales

394.9

$

Commission revenue from above calendar sales

99.7

$

Partnership net expenses

(65.0)

Partnership profit

34.7

$

Company's 50% share of partnership profits

17.4

$

Revenue participation income from above calendar sales

96.7

Partnership income - GAAP

114.1

$

(1)

Reconciliation of Non-GAAP Measures, cont’d

Amounts in millions

(1)

(1)

2003A

Reconciliation of net income to EBITDA and reconciliation of EBITDA to adjusted pro forma EBITDA and pre-partnership adjusted pro forma EBITDA

Net income - GAAP

(49.9)

$

Plus tax provision

(36.1)

Plus interest expense, net

180.0

Plus depreciation and amortization

65.8

EBITDA

159.8

$

Less other income

(1.5)

Plus net revenue that would have been reported for Sprint-branded directories published prior to the acquisition of SPA absent purchase accounting

315.9

Less expenses that would have been reported for Sprint-branded directories published prior to the acquisition of SPA absent purchase accounting

(63.3)

Adjusted pro forma EBITDA

410.9

$

Less Partnership income - GAAP

(114.1)

Pre-Partnership adjusted pro forma EBITDA

296.8

$

Reconciliation of Non-GAAP Measures, cont’d

2004 Pro Forma ("PF")

Assuming

1/1/04 close

Reconciliation of net income outlook, pre-SBC acquisition

to EBITDA outlook, adjusted, post-SBC acquisition

Net income outlook - GAAP

116.0

$

Plus expected tax provision

76.0

Plus expected interest expense, net

164.0

Plus expected depreciation and amortization

59.0

EBITDA outlook, pre-SBC acquisition

415.0

$

Impact of SBC acquisition:

Plus expected revenue from acquired SBC-branded directories that published prior to the SBC acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP

252.6

Plus expected revenue from acquired SBC-branded directories that will publish after the SBC acquisition

221.3

Less estimated pre-press revenue that would not be recognized as a result of the SBC acquisition

(19.0)

Less estimated expenses from SBC-branded directories that published prior to the SBC acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP

(32.9)

Less estimated operating expenses that would be recognized as a result of the SBC acquisition

(139.0)

Less expected partnership income that would have been recognized absent the SBC acquisition

(112.0)

EBITDA outlook, adjusted

586.0

$

(3)

(3)

(2)

Amounts in millions

Reconciliation of Non-GAAP Measures, cont’d

2004G

Assuming

9/1/04 close

Reconciliation of cash flow from operations outlook

to free cash flow outlook

Cash flow from operations outlook - GAAP

343.2

$

Less expected fixed asset and computer software additions

(16.2)

Free cash flow outlook

327.0

$

2004PF

Assuming

1/1/04 close

Reconciliation of net revenue outlook - GAAP to net revenue outlook, adjusted

Net revenue outlook - GAAP

903.3

$

Plus expected revenue from acquired SBC-branded directories that published prior to the SBC acquisition that would have been recognized during the period absent purchase accounting adjustments required under GAAP

130.0

Net revenue outlook, adjusted

1,033.3

$

2004G

Reconciliation of expected diluted shares outstanding - GAAP to expected diluted shares outstanding - as adjusted

Diluted shares outstanding outlook - GAAP

32.7

Additional diluted shares outstanding outlook assuming the preferred stock is converted to common stock at the beginning of the period

9.5

Diluted shares outstanding outlook - as adjusted

42.2

(3)

Amounts in millions

Reconciliation of Non-GAAP Measures, cont’d

Amounts in millions

2004PF

Assuming

1/1/04 close

Reconciliation of expected pro forma revenue from acquired SBC directories to acquired pro forma EBITDA

Expected pro forma revenue from acquired SBC-branded directories

473.9

$

Less estimated pro forma expenses from acquired SBC-branded directories

(171.9)

Less estimated pre-press revenue that would not be recognized as a result of the SBC acquisition

(19.0)

Less expected partnership income that would have been recognized absent the SBC acquisition

(112.0)

Expected pro forma EBITDA, adjusted

171.0

$

Net purchase price for SBC acquisition

1,420.0

$

Purchase price / pro forma EBITDA, adjusted

8.3x

Reconciliation of Non-GAAP Measures, cont’d

Notes:

1. Represents the revenue and direct costs from Sprint directories published prior to the SPA acquisition that would have been recognized during the period had it not been for purchase accounting adjustments required under
GAAP and includes an adjustment for the difference in SPA's historical accounting policy with respect to expense recognition and RHD's current policy.

2. On September 1, 2004, R.H. Donnelley completed the acquisition of SBC Communications Inc.'s directory publishing business in Illinois and Northwest Indiana, including SBC's interest in the DonTech partnership.  For illustration purposes, we are presenting a reconciliation of the expected impact on 2004 net income to adjusted
EBITDA, reflecting a September 1, 2004 close.  Additionally, we are presenting a reconciliation of pro forma net income outlook to pro forma adjusted EBITDA outlook to show full year adjusted pro forma EBITDA as if the transaction closed on January 1, 2004.

3. The 2004 as adjusted results assume that the estimated pro rata portion of the revenue and direct costs of SBC-
branded directories that published prior to the SBC acquisition were recognized during the period pursuant to the deferral and amortization method.  As a result of purchase accounting, these pre-SBC acquisition revenues and expenses will not be included in our reported GAAP results.